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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

        DATE OF REPORT (Date of earliest event reported): July 24, 2001

                             NEUBERGER BERMAN INC.
            (Exact name of registrant as specified in its charter)

                      COMMISSION FILE NUMBER   001-15361

          DELAWARE                                                06-1523639
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               605 Third Avenue
                              New York, NY 10158
                   (Address of principal executive offices)

                                (212) 476-9000
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS


   On July 24, 2001, Neuberger Berman Inc. (the "Corporation"), announced that its Board of Directors had declared a 3-for-2 stock split to be effected as a 50% stock dividend payable on August 16, 2001, to stockholders of record on August 1, 2001.

   In addition, the Corporation announced that its Board of Directors had increased the cash dividend payable on the Corporation's common stock to $0.075 per share on a post-split basis, payable on August 16, 2001, to stockholders of record on August 1, 2001.

   A copy of the press release issued by the Corporation is attached as Exhibit
   99.1 and incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     Exhibit No.        Document

     (99)               Additional Exhibits

     99.1 Press release issued by the Corporation on July 24, 2001, reporting that its Board of Directors had declared a 3-for-2 stock split of the Corporation's common stock to be effected as a 50% stock dividend, increased the Corporation's cash dividend to $0.075 on a post-split basis, and had declared such dividend payable on August 16, 2001 to stockholders of record on August 1, 2001.

     99.2 Press release issued by the Corporation on July 24, 2001, with respect to results of operations for the six months and quarter ended June 30, 2001.
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ITEM 9.   REGULATION FD DISCLOSURE

          The Corporation is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this Report.
          Exhibit 99.2 is the Corporation's press release, dated July 24, 2001, reporting the Corporation's results of operations for the six months and quarter ended June 30, 2001.


          The information in this Item 9 and the related Exhibit 99.2 are furnished pursuant to Regulation FD, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Neuberger Berman Inc.
                                          (Registrant)

     Date:  July 27, 2001           By:   /s/ Matthew S.Stadler
                                          ---------------------
                                          Matthew S. Stadler
                                          Chief Financial Officer
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EXHIBIT INDEX

      99.1 Press release issued by Neuberger Berman Inc. on July 24, 2001, reporting that its Board of Directors had declared a 3-for-2 stock split of the Corporation's common stock to be effected as a 50% stock dividend, and increased the Corporation's cash dividend to $0.075 per share on a post-split basis, payable on August 16, 2001, to stockholders of record on August 1, 2001.

      99.2 Press release issued by Neuberger Berman Inc. on July 24, 2001, reporting the Corporation's results of operations for the six months and quarter ended June 30, 2001.